  As filed with the Securities and Exchange Commission on July 2, 1996
                                                          Registration No. 333-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                            ----------------------

                            Biocircuits Corporation
     ----------------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                            ----------------------

       Delaware                                           94-3088884
- ------------------------                   ------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                            ----------------------

                           1324 Chesapeake Terrace
                             Sunnyvale, CA 94089
                                (408) 745-1961
           ---------------------------------------------------
                 (Address of principal executive offices)

                            ----------------------

                            Dual Stock Option Plan
           Restated 1992 Non-Employee Directors' Stock Option Plan
         -----------------------------------------------------------
                           (Full title of the plans)

                              Donald B. Hawthorne
                   Vice President, Chief Financial Officer &
                                   Secretary
                            Biocircuits Corporation
                            1324 Chesapeake Terrace
                              Sunnyvale, CA 94089
                                 (408) 745-1961
         -------------------------------------------------------
(Name, address, including zip code, and telephone number, including area code, of agent for service)


                            ----------------------

                                   Copies to:
                           Deborah A. Marshall, Esq.
                    Cooley Godward Castro Huddleson & Tatum
                              3000 El Camino Real
                              Palo Alto, CA 94306
                                (415) 843-5000

                            ----------------------


                                                                 Page 1 of ____
                                                        Exhibit Index at Page 6

                         CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                                                   PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF SECURITIES                            OFFERING PRICE PER       AGGREGATE OFFERING
    TO BE REGISTERED         AMOUNT TO BE              SHARE (1)                 PRICE (1)                AMOUNT OF
                              REGISTERED                                                             REGISTRATION FEE
- ---------------------------------------------------------------------------------------------------------------------
  Stock Options and
  Common Stock (par
  value $.001)                    350,000                $5.75                  $2,012,500                $693.97


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing price of Registrant's Common Stock on June 28, 1996 as reported on the NASDAQ National Market System.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                  INCORPORATION BY REFERENCE OF CONTENTS OF
    REGISTRATION STATEMENTS ON FORM S-8 NOS. 33-50642, 33-64066 AND 33-89006

    The contents of Registration Statements on Form S-8 Nos. 33-50642, 33-64066 and 33-89006 filed with the Securities and Exchange Commission on August 12, 1992, June 8, 1993 and January 31, 1995, respectively, are incorporated by reference herein.


                                   EXHIBITS


EXHIBIT
NUMBER
- -------

5                Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1             Consent of Ernst & Young LLP.

23.2 Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5 to this Registration Statement

24               Power of Attorney is contained on the signature pages.


                                      3.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on July 2, 1996.


                            BIOCIRCUITS CORPORATION


                            By: /s/ Donald B. Hawthorne
                               -----------------------------------------------
                                    Donald B. Hawthorne, Vice President, Chief
                                    Financial Officer and Secretary



                              POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John Kaiser and Donald B. Hawthorne, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                      4.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                                      DATE
/s/ John Kaiser                   President; Chief Executive                 July 2, 1996
- ------------------------------    Officer; Director
        (John Kaiser)


/s/ Donald B. Hawthorne           Vice President, Chief Financial            July 2, 1996
- ------------------------------    Officer; Secretary
        (Donald B. Hawthorne)


 /s/ Hans O. Ribi                 Senior Vice President, Chief               July 2, 1996
- ------------------------------    Scientific Officer and Director
        (Hans O. Ribi)


/s/ Robert Curry                  Director                                   July 2, 1996
- ------------------------------
        (Robert Curry, Ph.D.)


/s/ Harry F. Hixson, Jr.          Director                                   July 2, 1996
- ------------------------------
        (Harry F. Hixson, Jr.)


/s/ Patrick Latterell             Director                                   July 2, 1996
- ------------------------------
        (Patrick Latterell)


/s/ David Rubinfien               Director                                   July 2, 1996
- ------------------------------
        (David Rubinfien)



                                      5.

                                EXHIBIT INDEX


EXHIBIT
NUMBER                    DESCRIPTION                    SEQUENTIAL PAGE NUMBER

 5         Opinion of Cooley Godward Castro Huddleson
           & Tatum.                                                 7

23.1       Consent of Ernst & Young LLP.                            8

23.2       Consent of Cooley Godward Castro Huddleson
           & Tatum is contained in Exhibit 5 to this Registration Statement.

24         Power of Attorney is contained on the
           signature pages.                                         4


                                      6.